Lightwave Logic, Inc.

Investor Presentation

May, 2008

Forward-Looking Statements

            The information contained in the presentation contains forward-looking looking information.
You can identify these statements by use of the words "may," "will," "should," "plans,"
"explores," "expects," "anticipates," "continues," "estimates," "projects," "intends," and similar expressions. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, but are not limited to, general economic and business conditions, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing various engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, shortages in components, production delays due to performance quality issues with outsourced components, and various other factors beyond our company's control. We assume no obligation to update or revise the information contained herein.

Capital Structure

TICKER: LWLG.OB

Market Cap…………………………………..$89M

Shares Outstanding ...…………….………… 35M

Recent Price…………………………………$2.45

Float……………………………………………10M

52-wk range………………………… $0.40-$2.66

Platform Technology Enables Multiple Verticals

Platform Materials Technology:

High speed, 2D array-able, stable, electrooptic plastic

Eg 1024x1024 array

“Supercomputer for the rest of us”

Parallel Processing Tasks

Lightwave computing
co-processor engine

Microprocessor,
I/O, electronics

1,000,000 x faster (image processing)

PC Price & Footprint

Military/Security: Threat / Target ID

Consumers: Speech processing

The Unknown: 30 yrs of Moore’s law

Light Modulator

Dimension: 2

“Optical Telecom/datacom Modulators ”

High speed, long reach modulators

Smaller. Less power

Cheaper, simpler drive electronics

Beachhead: Existing $140 M / yr market

Light Modulator

Dimension: 0

TIME

Beachhead Strategy Reduces Risk

Market Risk

Technical Risk

TIME

Existing $140M/yr market:

High speed, long reach, communications modulators

New market:

“Supercomputers for the rest of us”

Image recognition

Speech recognition

Components Layer

Lightwave Logic will Sell Components & Subsystems

Customer layer

Military/Security

Datacom

Telecom

Consumers

Engineered materials

Raw Materials

Lasers

Line cards

Sub-System Layer

Sub-System Layer

EO Polymer

InP wafers

LiNiobate crystal

Chromophores

System Layer

Transceivers

Telco/datacom

Systems

0D
Modulators

2D Spatial
Light
Modulators

Liquid Crystals

Optical

computing

engines

Supercomputers
for the rest of us

Beachhead Business

Follow-on Opportunity

Why you should care:
Supercomputers for the rest of us

Compute power/watt and footprint have emerged as
major issues.

Recognition and cognition tasks require vast compute
power.

Lightwave computing holds the potential to be low
power and low cost with 1,000,000 times the compute
power of silicon with a small footprint.

QuickTime™ and a
decompressor
are needed to see this picture.

LIGHTWAVELOGIC™

Goal: Replace Lithium Niobate Modulators

Attack existing $140M/yr. market

Advantages:

Equivalent optical performance

Smaller

Lower power

Simpler, cheaper drive electronics

Benefits:

Lead to network elements with
lower power consumption, lower
cost, and higher port density.

2007 Act. High speed transceiver revenues ($M)

$49
$0
$8
$182
$271
$264
OC 192
10GE
10G DWDM
OC 768
40/100 GE
40G DWDM

2011 Est. High speed transceiver revenues ($M)

$254
$156
$373
$228
$154
$287
OC 192
10GE
10G DWDM
OC 768
40/100 GE
40G DWDM

LIGHTWAVELOGIC

Modulators go in Transceivers (and on Line Cards)

2007 Act.

10G:   $717M

40G:     $57M

Total: $774M

2011 Est.

10G:      $816M

40G:      $636M

Total: $1,452M

Sources: Light Counting (Transceivers)

Beachhead : External MZ Modulator Market

Source: LightCounting

2008 Estimated TAM = $140Million

Source: LightCounting

UNIT VOLUMES: MZ Modulators

Application

Data Rate

2005 Act.

2006 Act.

2007 Act.

2008 Est.

2009 Est.

2010 Est.

2011 Est.

SONET

OC-192 (80 km)

29,918

42,549

33,167

34,017

29,208

20,251

12,754

100-GigE (10km)

-

-

-

-

395

3,332

7,331

100-GigE (40km)

-

-

-

-

-

450

2,474

OC-192 (80/120 km)

36,666

72,019

145,053

183,590

201,949

214,377

207,818

OC-768 (>120 km)

-

-

6,000

10,449

16,980

26,149

37,654

TOTAL MZ external modulator  Ports

All

66,584

114,568

184,220

228,056

248,532

264,559

268,030

Ethernet

DWDM

Major Customers & Competitors

Transceiver Vendors: Potential Customers

JDSU/Mintera

Stratalight

Opnext

Optium

Yokogawa

Opnext

Emcore

Optium

Finisar

Bookham

10G

40G

System Vendors: Potential Customers

Alcatel-Lucent

Huawei

Nokia Siemens Networks

Nortel

Ericsson/Marconi

NEC

Fujitsu

Cisco

Tellabs

ZTE

Ciena

ADVA Optical

ECI

External Modulators: Competitors

Fujitsu Component

Lightwave Logic

Sumitomo Osaka Cement

Avanex

JDSU

Gemfire/Covega

Lumera

Bookham

Polymer

InP

Li Niobate

Technology

perkinamine

O_2N
NO_2
Sp
N
N
N
N
Sp
N
R
R
Fully integrated, stable ring locked structure

NC
CN
O
CN
N
R
R
Points of high reactivity, *cis-trans* isomerization and/or bond rotation

CLD

LIGHTWAVELOGIC

Fundamental Enabling Technology

            Lightwave Logic’s ring locked perkinamine molecule is a radical departure from the CLD (Cheng-Larry Dalton) approach that has been pursued for over half a century. Lightwave Logic’s dual bond perkinamine chemistry solves the stability problem by creating a stronger structure than the single bonded CLD approach.

Intellectual Property

5 patent applications covering molecular designs applied for worldwide:

Tricyclic Spacer Systems For Nonlinear Optical Devices

Anti-Aromatic Chromophore Architectures

Heterocyclical Anti-Aromatic Chromophore Architectures

Heterocyclical Chromophore Architectures

Heterocyclical Chromophore Architectures with Novel Electronic Acceptor Systems

Team

Hal Bennett: CEO

            For the past decade, Mr. Bennett has acted as an innovation advisor to the Fortune 500, including DuPont, 3M and Sun Microsystems.
Prior to that Mr. Bennett turned around Research Systems, Inc., a scientific software company, which was acquired by Kodak. Before that, he gained extensive experience in starting and growing companies in Silicon Valley, including several in the photonics sector.

Dr. David Eaton: CTO

            Dr. Eaton spent thirty years with DuPont where he worked in R&D, R&D management and business leadership positions.  He spearheaded DuPont’s entry into polymer-based components for fiber optic telecommunication by founding DuPont Photonics
Technology.

Terry Turpin: Lightwave Computing Guru

            Terry Turpin recently retired as CTO of Northrop/Essex Corporation and has thirty years experience in the development and production of optical computers for numerous government agencies.

Frederick Goetz: President

            The driving force behind many of the technical advancements of Lightwave Logic, Frederick Goetz, Jr. is the company’s expert in quantum mechanical modeling and molecular design.

Vern Fotheringham: Consultant

            Over thirty years of executive level management experience in high-tech startups.  Vern was an industry pioneer in wireless telecommunications services and has been a founder or senior strategist in almost a dozen telecommunications startups, principally in wireless broadband, wireless equipment and satellite services.

Timeline

Hal Bennett Joins
Lightwave Logic

March 2007

2008

William Pickett
joins BOD

January 2008

Chemical spacer
system completed

May 2007

Materials
Completed

March 2008

Anticipated prototype
fiber optic modulator

Q2, 2008

Materials Tested

April 2008

Terry Turpin joins
Lightwave Logic

March 2008

Summary

Potential Upside: 1,000,000 x silicon computing power.

Immediate beachhead $140M opportunity.

Core enabling technology platform.

Strong IP.

Experienced management that continues to grow.

                                    Contact:
                                    Hal Bennett, CEO
                                    Email:  bennett@lightwavelogic.com
                                    Phone: (707) 256 3656